                                                                   EXHIBIT 10.17

                     VOTING AGREEMENT AND IRREVOCABLE PROXY

          THIS VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of August 29, 2003 (the "Agreement"), is by and among KEYSTONE AUTOMOTIVE HOLDINGS, INC., a Delaware corporation ("Acquiror"), KEYSTONE AUTOMOTIVE OPERATIONS, INC., a Pennsylvania corporation (the "Company"), the individuals and entities listed in Exhibit A attached hereto (the "Shareholders") and LAGE LLC, a Delaware limited liability corporation (the "Holder Representative").

                              W I T N E S S E T H:

          WHEREAS, Acquiror, Keystone Merger Sub, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company, and the Holder Representative propose to enter into an Agreement and Plan of Merger, dated today's date (as such agreement may hereafter be amended, restated or otherwise modified from time to time, the "Merger Agreement"; capitalized terms used herein and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the Surviving Corporation and a wholly-owned subsidiary of Acquiror (the "Merger");

          WHEREAS, each of the Shareholders owns the number of shares of (i) Common Stock, par value $.01 per share (the "Common Stock"), and (ii) Series A Preferred Stock, stated value $649.99 per share (the "Series A Preferred Stock", and together with the Common Stock and any other voting capital stock of the Company held by such Shareholders, the "Shares"), of the Company set forth opposite such Shareholder's name on Exhibit A hereto; and

          WHEREAS, the Shareholders have agreed to enter into this Agreement strictly in their capacity as owners of the Shares and not in their capacity as directors or officers of the Company.

          NOW, THEREFORE, to induce Acquiror and Merger Sub to enter into the Merger Agreement, and in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1. Provisions Concerning the Shares.

          (a) Each Shareholder hereby agrees that during the period commencing on the date hereof and continuing until this provision terminates pursuant to
Section 7 hereof, at any meeting of shareholders of the Company, however called, or in connection with any written consent of the shareholders of the Company, such Shareholder shall vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder, whether heretofore owned or hereafter acquired, and shall exercise (or cause to be exercised) all consensual rights attendant thereto (i) in favor of approval of the Merger Agreement and the transactions contemplated thereby (including the Merger) and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (iii) in favor of any amounts proposed to be paid to directors, employees or former employees of the Company under the Keystone Automotives Operations, Inc. 2003 Transaction Bonus Plan and submitted to shareholders of the Company for their approval in a manner intended to satisfy the requirements of Section 280G(b)(5) of the Internal Revenue Code; and
(iv) except as otherwise contemplated or permitted by the Merger Agreement, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any Alternative Transaction; (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company; (C) any change in a majority of the persons who constitute the board of directors of the Company or a change in management of the Company; (D) any amendment of the Company's articles of incorporation or by-laws; or (E) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. In the event that any corporate action consistent with this Agreement is taken by the shareholders of the Company by written consent (including any action to approve the Merger Agreement and the transactions contemplated thereby), each Shareholder hereby waives any right to receive notice of the taking of such corporate action without a meeting pursuant to Section 1766 of the Pennsylvania Business Corporation Law of 1988 (the "BCL") or otherwise.

          (b) Each Shareholder hereby agrees that it will execute and deliver the Holder Representative Agreement before the Effective Time of the Merger.

          (c) In the event of a stock dividend or distribution, or any change in the capital stock of the Company by reason of any stock split, recapitalization, reclassification, combination, exchange of shares, merger or similar event, the term "Shares" as used in this Agreement shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares or other securities into which or for which any or all of the Shares may be converted, changed or exchanged.

          2. Waiver of Appraisal Rights. Each Shareholder hereby irrevocably waives any rights to appraisal of the fair value of such Shareholder's Shares, rights to dissent from the Merger or other similar rights that such Shareholder may have pursuant to the BCL or otherwise (collectively, "Appraisal Rights").

          3. Representations and Warranties. Each Shareholder hereby represents and warrants to Acquiror and the Holder Representative as follows:

          (a) Ownership of Shares. Such Shareholder is the record and, except as set forth on Schedule 3(a) attached hereto, beneficial owner of the number of Shares set forth opposite such Shareholder's name on Exhibit A hereto. The Shares set forth opposite such Shareholder's name on Exhibit A hereto constitute all of the Shares owned of record or beneficially owned by such Shareholder. Except as set forth on Schedule 3(a) attached hereto, such Shareholder has the requisite power (i) to vote and to issue

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instructions with respect to the matters set forth in Sections 1 and 5 hereof,
(ii) to dispose of, and (iii) to demand Appraisal Rights, in each case with respect to all of the Shares set forth opposite such Shareholder's name on Exhibit A hereto.

          (b) Power; Binding Agreement. Such Shareholder has the requisite power and authority (or, if a natural person, the legal capacity) to enter into and perform all of such Shareholder's obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as have been obtained, there is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is settlor or trustee or any other person whose consent is required for the execution and delivery of this Agreement or the performance by such Shareholder of its obligations hereunder.

          (c) No Conflicts. (i) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby, and
(ii) none of the execution, delivery and performance of this Agreement by such Shareholder will (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any declaration of trust, note, bond, mortgage, indenture, security or pledge agreement, voting agreement, shareholders agreement or voting trust, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets is bound, (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation of any Governmental Authority applicable to such Shareholder or any of such Shareholder's properties or assets, in each case where any such violation, breach or default would disable or prevent such Shareholder from executing and delivering this Agreement and performing its obligations hereunder, or (C) violate any provisions of the Company's articles of incorporation or by-laws.

          (d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, such Shareholder's Shares and the certificates representing such Shares are now, and will be, at all times during the term hereof, beneficially owned and held of record by such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances: (i) arising hereunder; (ii) existing under any pledge agreement executed by a Shareholder in favor of Wachovia Bank N.A. (formerly known as First Union National Bank), as agent (the "Agent"), in connection with the Credit Agreement (each, a "Pledge Agreement"); (iii) existing under the Shareholders' Agreement and the Registration

Rights Agreement; (iv) existing under any Restricted Stock Agreements or Restricted Stock Agreement and Amendment to Stock Option Agreements; and (v) existing under the Securities Act of 1933, as amended.

          4. No Solicitation.

          (a) Immediately after the execution of this Agreement, and continuing until this provision terminates pursuant to Section 7 hereof, each Shareholder shall terminate and cease, and shall direct its Affiliates, officers, directors, Representatives and agents (such Persons collectively shall be referred to as the "Shareholder Group") to terminate and cease, all discussions and negotiations that may then be ongoing by any of them with respect to an Alternative Transaction. From the date hereof through the earlier of (a) the Closing or (b) the termination of this provision pursuant to Section 7 hereof, the Shareholder shall not, and shall not knowingly permit any member of the Shareholder Group to, directly or indirectly, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group of Persons (other than Acquiror, Merger Sub or any of their respective Affiliates) concerning any Alternative Transaction. The Shareholder shall notify Acquiror within two Business Days if it receives a bona fide, written offer in respect of an Alternative Transaction.

          (b) Each of Acquiror and the Holder Representative acknowledges that this Agreement is entered into by each Shareholder in such Shareholder's capacity as an owner of the Shares, and that nothing in this Agreement shall in any way restrict or limit a Shareholder who is also a director or officer of the Company from taking any action in his capacity as a director or officer of the Company or otherwise fulfilling his fiduciary obligations as a director or officer of the Company, notwithstanding that any such action would be inconsistent with or violative of such Shareholder's obligations under this Agreement if taken in his capacity as an owner of the Shares.

          5. Restriction on Transfer; Stop Transfer.

          (a) Each Shareholder agrees not to, during the period commencing on the date hereof and continuing until this provision terminates pursuant to
Section 7 hereof: (i) except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or grant or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Shares or any interest therein, provided that any Shareholder may offer to sell, sell, transfer, assign or otherwise dispose of Shares to such Shareholder's Affiliate who is, or as a condition precedent becomes, a party to this Agreement, or to any other shareholder of the Company who is, or as a condition precedent becomes, a party to this Agreement; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) knowingly take any action that would make any of such Shareholder's representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing such Shareholder's obligations under this Agreement.

          (b) Without limiting the generality of Section 5(a) above, each Shareholder agrees with, and covenants to, the Company and the Holder Representative that such Shareholder shall not, during the period set forth in
Section 5(a), request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing the Shares, unless such transfer is made in compliance with this Agreement.

          6. Grant of Irrevocable Proxy Coupled with an Interest.

          (a) During the period commencing on the date hereof and continuing until this provision terminates pursuant to Section 7 hereof, each Shareholder hereby irrevocably appoints the Holder Representative or any individual designated by the Holder Representative as such Shareholder's agent, attorney-in-fact and proxy (with full power of substitution), for in the name, place and stead of such Shareholder, to vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder, whether issued, heretofore owned or hereafter acquired, or grant a consent or approval in respect of such Shares, at any meeting of Shareholders of the Company or at any adjournment thereof or in any other circumstances upon which his, her or its vote, consent or other approval is sought: (i) in favor of the approval of the Merger Agreement and any actions required in furtherance thereof and hereof; provided, however, that if the Holder Representative fails to vote the Shares in favor of the approval of the Merger Agreement or any actions required in furtherance thereof, each Shareholder shall be deemed to have appointed the Acquiror as such Shareholder's agent, attorney-in-fact and proxy (with full power of substitution), for in the name, place and stead of such Shareholder, to vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder in favor of the approval of the Merger Agreement and any actions required in furtherance thereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (iii) in favor of any amounts proposed to be paid to directors, employees or former employees of the Company under the Keystone Automotives Operations, Inc. 2003 Transaction Bonus Plan and submitted to shareholders of the Company for their approval in a manner intended to satisfy the requirements of Section 280G(b)(5) of the Internal Revenue Code; and (iv) except as contemplated or permitted by the Merger Agreement, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company; (C) any change in a majority of the persons who constitute the board of directors of the Company; (D) any amendment of the Company Articles of Incorporation or By-Laws; or (E) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement.

          (b) Each Shareholder hereby affirms that the proxy set forth in this
Section 6 is coupled with an interest and is irrevocable until such time as this Agreement terminates in accordance with its terms. Such Shareholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 1759 of the BCL.

          (c) The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of such Shareholder's Shares and a vote by such Shareholder of such Shareholder's Shares.

          7. Termination. Except as otherwise provided herein, the covenants and agreements contained in Sections 1, 2, 4, 5 and 6 hereof shall terminate on the earliest to occur of: (i) in the event the Merger Agreement is terminated in accordance with the terms thereof, concurrently with such termination; (ii) in the event the Merger is consummated, upon the Effective Time of the Merger; and
(iii) the date specified in writing by mutual agreement of the parties hereto.

          8. General Release. Effective as of the Closing Date, each Shareholder on his or its own behalf and on behalf of his or its heirs, successors, assigns, executors, and personal representatives hereby releases and discharges the Company and its predecessors, successors (by merger or otherwise), parents, subsidiaries, affiliated entities, divisions and assigns, together with each and every of their present, past and future officers, directors, shareholders, general partners, limited partners, employees and agents and the heirs, personal representatives and executors of same (herein collectively referred to as the "Releasees"), from any and all suits, causes of action, complaints, obligations, demands, or claims of any kind, whether in law or in equity, direct or indirect, known or unknown, suspected or unsuspected (hereinafter "Claims"), which such Shareholder ever had, now has, or may have against the Releasees or any one of them, solely in such Shareholder's capacity as a shareholder of the Company, arising out of or relating to any matter, thing or event occurring up to and including the date of Closing; provided, however, that nothing herein shall be deemed to release any Claim which a Shareholder may have against the Company arising out of the Merger Agreement, including, without limitation the right to receive Merger Consideration and the rights to indemnification as set forth therein.

          9. Shareholders' Agreement. In the event that the Merger is consummated, each Shareholder and the Company agree that the Shareholders' Agreement is hereby terminated effective as of the Effective Time of the Merger.

          10. Registration Rights Agreement. In the event that the Merger is consummated, each Shareholder and the Company agree that the Registration Rights Agreement is hereby terminated effective as of the Effective Time of the Merger.

          11. Pledge Agreements. The terms and conditions of this Agreement are subject to the rights of the Agent under each of the Pledge Agreements to vote the

Shares upon the occurrence of an "Event of Default" as defined in the Pledge Agreements.

          12. Miscellaneous.

          (a) Further Assurances. From time to time, at the other party's request and without further consideration, Acquiror, the Holder Representative, the Company and each of the Shareholders shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement in accordance with the terms and conditions hereof.

          (b) Legend on Stock Certificates. Each Shareholder agrees and acknowledges that the Company is hereby authorized to endorse each certificate representing any Shares subject to this Agreement with a legend reading substantially as follows:

               "The shares evidenced hereby are subject to a Voting Agreement and Irrevocable Proxy (a copy of which may be obtained upon written request from Keystone Automotive Operations, Inc.), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement and Irrevocable Proxy."

          (c) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (d) Assignment. This Agreement shall not be assigned by any party hereto, by operation of law or otherwise, without the prior written consent of the other parties, and any purported assignment without such consent shall be null and void; provided, however, that the Holder Representative may assign, in its sole discretion, its rights and obligations hereunder to any successor Holder Representative appointed in accordance with the Merger Agreement; provided, further, that the Acquiror may assign, in its sole discretion, its rights and obligations hereunder to any controlled Affiliate of the Acquiror. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          (e) Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement; provided, however, Exhibit A may be amended by the Holder Representative to add additional Shareholders.

          (f) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given by (i) courier service guaranteeing either same day or next business day delivery, (ii) United States overnight express mail, return receipt requested, or (iii) facsimile transmission. All such notices, requests and communications hereunder shall be delivered to the respective parties at the following addresses: (A) if to Acquiror or the Holder Representative, to its address set forth in and in accordance with the Merger Agreement; and (B) if to any Shareholder, to such Shareholder's address set forth on Exhibit A hereto; and
(C) if to the Company, to the Company's address set forth in and in accordance with the Merger Agreement; or, in each case, to such other address as the Person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above. In addition, al such notices, requests and communications hereunder shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m., local time, in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

          (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

          (h) Specific Performance. Each Shareholder recognizes and acknowledges that a breach by it of any covenant or agreement contained in this Agreement will cause Acquiror and the Holder Representative to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore such Shareholder agrees that in the event of any such breach Acquiror and the Holder Representative, and each of them, shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which Acquiror and the Holder Representative, or each of them, may be entitled, at law or in equity. Each Shareholder, to the maximum extent permitted by law, hereby waives any defenses such Shareholder may have to the remedy of specific performance provided for herein.

          (i) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (j) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (k) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

          (l) Obligations Several and Not Joint. The obligations of each Shareholder under and pursuant to this Agreement are several and not joint with any other Shareholder.

          (m) Interpretation. In this Agreement, unless otherwise specified or where the context otherwise requires, (i) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement, (ii) words importing any gender shall include other genders, (iii) words importing the singular only shall include the plural and vice versa, (iv) the words "include," "includes" or "including" shall be deemed to be followed by the words "without limitation, (v) the words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (vi) references to "Sections" or "Schedules" shall be to Sections or Schedules of or to this Agreement, (vii) references to any Person include the successors and permitted assigns of such Person, and (viii) references to any agreement or contract, unless otherwise stated, are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          (n) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its principals of conflicts of law.

          (o) Jurisdiction; WAIVER OF TRIAL BY JURY. Any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in the courts of Pennsylvania located in the County of Lackawanna, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Pennsylvania located therein, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or action, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. EACH OF THE PARTIES WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

          (p) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (q) Facsimile Execution; and Counterparts. This Agreement may be executed (including by facsimile) in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, Acquiror, the Holder Representative, the Company and each Shareholder have executed and delivered this Agreement as of the day and year first above written.

                                        Acquiror:

                                        KEYSTONE AUTOMOTIVE HOLDINGS, INC.


                                        By: /s/ David Gross-LOH
                                            ------------------------------------
                                            Name: David Gross-LOH
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                                        Holder Representative:

                                        LAGE LLC


                                        By: /s/ MICHAEL KLEIN
                                            ------------------------------------
                                            Name: MICHAEL KLEIN
                                                  ------------------------------
                                            Title: PRESIDENT
                                                   -----------------------------


                                        Company:

                                        KEYSTONE AUTOMOTIVE
                                        OPERATIONS, INC.


                                        By: /s/ BRYANT BYNUM
                                            ------------------------------------
                                            Name: BRYANT BYNUM
                                                  ------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                   -----------------------------

                      [Shareholder Signature Pages Follow]

                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                   Shareholder:

                                   ADVENT GLOBAL GECC III LP
                                   By: Advent Global Management Limited
                                         Partnership, its general partner
                                   By: Advent International Limited Partnership,
                                         its general partner
                                   By: Advent International Corporation, its
                                         general partner


                                   By: Robert E. Taylor, Jr.
                                      -----------------------------------------
                                      Name: Robert E. Taylor, Jr.
                                      Title: Vice President

                                   GLOBAL PRIVATE EQUITY III LP
                                   ADVENT PPGM GLOBAL LP
                                   By: Advent International Limited Partnership,
                                         its general partner
                                   By: Advent International Corporation, its
                                         general partner

                                   By: Robert E. Taylor, Jr.
                                      -----------------------------------------
                                      Name: Robert E. Taylor, Jr.
                                      Title: Vice President


                                   ADVENT PARTNERS GPE III LP
                                   ADVENT PARTNERS (NA) GPE III LP
                                   ADVENT PARTNERS LP
                                   By: Advent International Corporation, its
                                         general partner

                                   By: Robert E. Taylor, Jr.
                                      -----------------------------------------
                                      Name: Robert E. Taylor, Jr.
                                      Title: Vice President

                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Bryant Bynum
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Bryant Bynum
                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Print Name of Signatory

                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Robert S. Vor Broker
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Robert S. Vor Broker
                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Print Name of Signatory

                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Leonard Ross
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Leonard Ross
                                    --------------------------------------------
                                    Signature

                                    Leonard Ross
                                    --------------------------------------------
                                    Print Name of Signatory

                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                      GENERAL ELECTRIC CAPITAL CORPORATION
                              120 Long Ridge Road
                          Stamford, Connecticut 06927

                                August 29, 2003

Advent International Corporation
75 State Street
Boston, MA 02109

Dear Sirs:

          In connection with the proposed acquisition of Keystone Automotive Operations, Inc. (the "Merger") pursuant to the certain Agreement and Plan of Merger dated August [__], 2003, by and among Keystone Automotive Holdings, Inc., Keystone Merger Sub, Inc., Keystone Automotive Operations, Inc. ("Keystone") and LAGE LLC (the "Merger Agreement"), General Electric Capital Corporation
("GECC") hereby authorizes Advent International Corporation ("Advent"), on behalf of the Advent Global GECC III, Limited Partnership (the "Partnership"), to sign on GECC's behalf with respect to the following documents:

          . Voting Agreement and Irrevocable Proxy, in substantially the form attached hereto as Exhibit A together with such changes, additions or amendments thereto (the "Voting Agreement");

          . Holder Representative Agreement, substantially in the form attached hereto as Exhibit B together with such changes, additions or amendments thereto (the "Holder Representative Agreement"); and

          . any other documents which Advent determines in its reasonable judgment are necessary or appropriate to effectuate the Merger Agreement, the Voting Agreement and the Holder Representative Agreement, and each of the transactions contemplated thereby.

          GECC also hereby authorizes Advent, on behalf of the Partnership, to take all actions which Advent in its reasonable judgment determines are necessary to effectuate the Merger, each of the agreements referenced herein and each of the transactions contemplated thereby

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: /s/ William R. Kreus
                                               ---------------------------------
                                               Name: William R. Kreus
                                               Title: Dept. Operations Manager


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    R. Randolph Devening
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ R. Randolph Devening
                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Print Name of Signatory

                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Larry Montante
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Larry Montante
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory

                                    VP MARKETING
                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    George Latharis
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ George Latharis
                                    --------------------------------------------
                                    Signature

                                    National Sales Mgr.
                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Victor Pompino
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Victor Pompino
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Richard Piontkowski
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Richard Piontkowski
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory

                                    SR. VP. Sales
                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Daniel E. Thomas Jr
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Daniel E. Thomas Jr
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                          Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    James Ruby
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ James Ruby
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                         Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Richard Koualick
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Richard Koualick
                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity


                         Shareholder Signature Page to

                     Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                    Shareholder:

                                    Peter Amato
                                    --------------------------------------------
                                    [Name of Shareholder]

                                    /s/ Peter Amato
                                    --------------------------------------------
                                    Signature

                                    Peter Amato
                                    --------------------------------------------
                                    Print Name of Signatory


                                    --------------------------------------------
                                    Print Title of Signatory if
                                    signing on behalf of an Entity

                                    EXHIBIT A
                                  SHAREHOLDERS

                                                           Number of
                                               Number of   Shares of
                                               Shares of    Series A
                                                Common    Preferred
         Name and Address                       Stock       Stock
-----------------------------------            ---------   ---------

GLOBAL PRIVATE EQUITY III LIMITED              2,314,086   27,380.99
PARTNERSHIP
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

ADVENT PGGM GLOBAL LIMITED                       354,618    4,195.86
PARTNERSHIP
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

ADVENT PARTNERS GPE III, LIMITED                  34,941      413.42
PARTNERSHIP
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

ADVENT PARTNERS (NA) GPE-III, L.P.                10,385      122.92
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

ADVENT PARTNERS, LIMITED PARTNERSHIP              19,580      231.62
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

ADVENT GLOBAL GECC III LIMITED                 2,733,610    32,344.8
PARTNERSHIP
c/o Advent International Corporation
75 State Street, 30th Floor
Boston, MA 02109
Attention: Robert Taylor
Facsimile No.: 617.946.2907

LITTLEJOHN PARTNERS II, L.P.                   2,733,610    32,344.8
c/o Littlejohn & Co., LLC
115 East Putnam Avenue
Greenwich, CT 06830
Attention: Michael Klein
Facsimile No.: 203.552.3550

Robert Vor Broker                                450,800*          0
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Robert Vor Broker
Facsimile No.: 570-655-8203

Victor Pompino                                     7,500*          0
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Victor Pompino
Facsimile No.: 570-655-8203

George Lathouris                                   5,000*          0
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: George Lathouris
Facsimile No.: 570-655-8203

Richard Piontkowski                               55,000*          0
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Richard Piontkowski
Facsimile No.: 570-655-8203

Daniel Thomas                                      4,833           0
c/o Keystone Automotive Operations, Inc.           7,667*
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Daniel Thomas
Facsimile No.: 570-655-8203

Bryant Bynum
c/o Keystone Automotive Operations, Inc.         111,100           0
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Bryant Bynum
Facsimile No.: 570-655-8203

Lawrence Montante                                 73,545      219.48
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Lawrence Montante
Facsimile No.: 570-655-8203

Patrick Judge                                    285,250     2730.38
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Patrick Judge
Facsimile No.: 570-655-8203

Leonard Ross                                   333,237.5   2,379.095
RD 2
112 Reed Road
Moscow, PA 18444
Attention: Leonard Ross
Facsimile No.: ________________

Peter Amato                                    333,237.5   2,379.095
c/o Inner Harmony
3 Abington Executive Park
Clarks Summit, PA 18411
Attention: Peter Amato
Facsimile No.: ________________

Rick Kovalick                                    182,920     1,513.6
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Rick Kovalick
Facsimile No.: 570-655-8203

James Chebalo                                  333,237.5   2,379.095
3 Valley View Drive
Swoyersville, PA 18704
Attention: James Chebalo
Facsimile No.: ________________

James Ruby                                       157,330    1,210.88
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: James Ruby
Facsimile No.: 570-655-8203

Joseph Amato                                   333,237.5   2,379.095
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Joseph Amato
Facsimile No.: 570-655-8203

Scott Merlis                                      17,400      205.42
c/o Deutsche Bank
31 West 52nd St.
New York, NY 10019
Attention: Scott Merlis
Facsimile No.: ________________

Phillip Avvisato                                 157,330    1,210.88
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Phillip Avvisato
Facsimile No.: 570-655-8203

Anthony Fordiani                                 157,330    1,210.88
c/o Keystone Automotive Operations, Inc.
44 Tunkhannock Avenue
Exeter, PA 18643
Attention: Anthony Fordiani
Facsimile No.: 570-655-8203

R. Randolph Devening                              12,000           0
1605 Westminster Place
Oklahoma City, OK 73210
Attention: R. Randolph Devening
Facsimile No.: ________________

Ronald Elmquist                                  333,300           0
4300 Belclaire Ave.
Dallas, TX 75205
Attention: Ronald Elmquist
Facsimile No.: ________________

*These shares are represented by option and, accordingly, may only be voted to the extent the options are exercised.

                                  Schedule 3(a)

Shares owned by Advent Global GECC III LP may not be sold or voted without the written consent of GE Capital Corporation.